UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 31, 2017

OSI SYSTEMS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE

HAWTHORNE, CA 90250

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 31, 2017, OSI Systems, Inc. (the “Company”) and its subsidiary OSI (Holdings) Company Limited, a UK limited company (collectively, the “Purchaser”), entered into an Equity Purchase Agreement (the “Purchase Agreement”), with Smiths Detection, LLC, a Delaware limited liability company, Smiths Detection United Kingdom Limited, a UK limited company, and Smiths Detection (Australia) Pty Ltd, an Australian company (collectively, the “Sellers”), and Smiths Detection Group Limited, a UK limited company, pursuant to which Purchaser has agreed to acquire the global explosive trace detection business that Seller Parent (as defined in the Purchase Agreement) acquired from Morpho USA, Inc. in April 2017.

The Purchase Agreement provides for the payment of cash consideration to the Sellers of $75.5 million in cash, subject to certain adjustments as of the closing date, for 100% of the equity interests of each of MD US Trace Holding, LLC, a Delaware limited liability company, MD UK Trace Holding Limited, a UK limited company, and MD Australia Trace Holding Pty Ltd, an Australian company (collectively, the “Target Companies”).

The completion of the transaction is subject to the satisfaction of customary conditions, including approval by the DOJ, EC and Portuguese antitrust authority.  The Company intends to fund the transaction with a combination of cash on hand and money borrowed under the Company’s existing revolving credit facility.

The Purchase Agreement contains representations, warranties and covenants of the Purchaser and the Sellers that are customary for a transaction of this nature.  The Sellers and the Purchaser have a right to terminate the Purchase Agreement in the event of a judgment of any governmental authority in the United States or Portugal or of the European Commission restraining, enjoining, declining to approve or otherwise prohibiting the transaction.

The foregoing descriptions of the Purchase Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Purchase Agreement, which has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about the Purchaser, the Sellers, or the Target Companies, contains representations and warranties of each of the Purchaser and the Sellers. The assertions embodied in those representations and warranties were made for purposes of the Purchase Agreement and are subject to important qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Purchase Agreement, including information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Purchase Agreement. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or which may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Investors and security holders are not third-party beneficiaries under the Purchase Agreement.

Item 7.01 Regulation FD Disclosure

On June 1, 2017, the Company issued a press release announcing the entry into the Purchase Agreement. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than historical facts included in this report, including, but not limited to, statements regarding the timing and the closing of the transaction, the financing for the transaction, the expected benefits of the transaction, prospective performance and future business plans, and any assumptions underlying any of the foregoing, are forward-looking statements. These statements are based on current expectations and projections of future events and reflect beliefs and assumptions that are based on the Company’s perception of historical trends, current conditions and expected future developments as well as other factors management believes are appropriate in the circumstances. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could vary materially from the parties’ expectations and projections. Risks and uncertainties include, among other things, uncertainties regarding the timing of the closing of the transaction; the possibility that various closing conditions to the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to the ETD business; the failure of the Company to achieve the expected financial and commercial results from the transaction; other business effects, including effects of industry, economic or political conditions outside the Company’s control; transaction costs; actual or contingent liabilities; as well as other cautionary statements contained elsewhere herein and in the reports filed by the Company with the Securities and Exchange Commission, including the Company’s annual report for the year ended June 30, 2016 and subsequent quarterly reports. These forward-looking statements reflect the Company’s expectations and projections as of the date of this report. The Company undertakes no obligation to update the information provided herein to reflect any change in the Company’s expectations or projections with regard thereto or any change in events, conditions or circumstances on which any such information is based.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

2.1

Equity Purchase Agreement, dated as of May 31, 2017, by and among the Company, OSI (Holdings) Company Limited, Smiths Detection, LLC, Smiths Detection United Kingdom Limited, Smiths Detection (Australia) Pty Ltd, and Smiths Detection Group Limited*

99.1	Press Release dated June 1, 2017

*Schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule, annex or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that OSI Systems, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules, annexes or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.

Date: June 1, 2017

	By:	/s/ Alan Edrick
Alan Edrick
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Equity Purchase Agreement, dated as of May 31, 2017, by and among the Company, OSI (Holdings) Company Limited, Smiths Detection, LLC, Smiths Detection United Kingdom Limited, Smiths Detection (Australia) Pty Ltd, and Smiths Detection Group Limited*

99.1	Press Release dated June 1, 2017

*Schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule, annex or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that OSI Systems, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules, annexes or exhibits so furnished.